UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014 (June 25, 2014)

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Fitzwilliam Square

Dublin 2 Ireland

(011)-353-1-669-6634

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 25, 2014, Endo International plc issued a press release announcing that it had priced $750 million aggregate principal amount of 5.375% senior notes due January 2023 (the “Notes”), which will be issued by its wholly-owned subsidiaries, Endo Finance LLC and Endo Finco Inc., in a private offering (the “Offering”).

A copy of the press release announcing the pricing of the Offering is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Endo International plc, dated June 25, 2014, related to the pricing of the Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2014	ENDO INTERNATIONAL PLC

	By:	/s/ Caroline B. Manogue
	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Index of Exhibits

Exhibit Number	Description

99.1	Press Release of Endo International plc, dated June 25, 2014, related to the pricing of the Offering.

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